UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 2, 2026

LQR HOUSE INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41778	86-1604197
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6538 Collins Ave. Suite 344 Miami Beach, Florida	33141
(Address of principal executive offices)	(Zip Code)

(786) 389-9771

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	YHC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

At a special meeting of stockholders (the “Special Meeting”) of LQR House Inc. (the “Company”), the stokcholders approved a proposal to reincorporate the Company from the State of Nevada to the State of Delaware (the “Reincorporation”) by means of a plan of conversion (the “Plan of Conversion”), as described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on January 28, 2026 (the “Proxy Statement”).

On March 2, 2026, the Company filed (i) a Certificate of Conversion with the Secretary of State of the State of Delaware (the “Certificate of Conversion”), (ii) an Articles of Conversion with the Secretary of State of the State of Nevada (the “Articles of Conversion”) and (iii) a Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Delaware Charter”), pursuant to which the Reincorporation became effective immediatley upon filing the Certificate of Conversion, the Articles of Conversion and the Delaware Charter (the “Effective Time”). At the Effective Time:

●	the Company’s domicile changed from the State of Nevada to the State of Delaware; and

●	the affairs of the Company ceased to be governed by the laws of the State of Nevada and the Company’s existing Amended and Restated Aritcles of Incorporation and Amended and Restated Bylaws, and instead became governed by the laws of the State of Delaware and the Delaware Charter and the Bylaws approved by the Company’s board of directors (the “Delaware Bylaws”).

The Reincorporation did not result in any change in the business, jobs, management, properties, location of any of the Company’s offices or facilities, number of employees, obligations, assets, liabilities, or net worth (other than as a result of the costs related to the Reincorporation). The Reincorporation did not materially affect any of the Company’s material contracts with any third parties, and the Company’s rights and obligations under those material contractual arrangements continue to be the rights and obligations of the Company after the Reincorporation.

At the Effective Time, each outstanding share of common stock, par value $0.0001 per share of the Nevada corporation (the “Nevada Corporation Common Stock”) automatically converted into one outstanding share of common stock, par value $0.0001 per share, of the Delaware corporation (the “Delaware Corporation Common Stock”). Stockholders do not have to exchange their existing stock certificates for new stock certificates. At the Effective Time, each outstanding restricted stock unit, option, or right to acquire shares of Nevada Corporation Common Stock automatically became a restricted stock unit, option, or right to acquire an equal number of shares of Delaware Corporation Common Stock, as applicable, under the same terms and conditions. The Delaware Corporation Common Stock continues to be traded on the Nasdaq Capital Market under the symbol “YHC.”

Certain rights of the Company’s stockholders were changed as a result of the Reincorporation. The foregoing description of the Reincorporation and the Plan of Conversion does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan of Conversion, a copy of which is filed herewith as Exhibit 2.1 and incorporated herein by reference. A more detailed description of the Plan of Conversion and the effects of the Reincorporation are set forth in Proposal 2 of the Company’s Proxy Statement, which description is incorporated in its entirety herein by reference. The Certificate of Conversion, the Delaware Charter, and the Delaware Bylaws are also filed herewith as Exhibits 3.1, 3.2, and 3.3, respectively, and incorporated herein by reference..

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth under Item 3.03 is incorporated by reference into this Item 5.03.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On March 2, 2026, the Company held the Special Meeting. As of the record date for the Special Meeting, which was established by the Company’s board of directors to be the close of business on Janaury 20, 2026, there were 21,371,656 shares of the Company’s Nevada Corporation Common Stock outstanding. The holders of record of 13,578,291 shares of Nevada Corporation Common Stock were present in person or represented by proxy at said meeting. Such amounts represented approximately 63.53% of the Nevada Corporation Common Stock entitled to vote at such meeting and of the Company’s total voting power. The stockholders considered five proposals at the Special Meeting, each of which is described in more detail in the Company’s Proxy Statement. The final number of votes cast for and against and the final number of abstentions and broker non-votes with respect to each proposal voted upon are set forth below.

Proposal 1. The stockholders approved an amendment to the Company’s Amended and Restated Articles of Incorporation, as amended, to effect, at the discretion of the Board of Directors, one or more reverse stock splits of the Company’s common stock at a ratio in the range of 1-for-40 to 1-for-800 by the following vote:

For	Against	Abstain	Broker Non-Votes
13,379,722	198,373	196	0

Proposal 2. The stockholders approved the reincorporation of the Company from the State of Nevada to the State of Delaware by conversion by the following vote:

For	Against	Abstain	Broker Non-Votes
13,506,056	58,626	13,609	0

Proposal 3. The stockholders approved an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of common stock, par value $0.0001 per share, from 350,000,000 to 1,500,000,000 shares by the following vote:

For	Against	Abstain	Broker Non-Votes
13,372,217	197,785	8,289	0

Proposal 4. The stockholders approved the election of five directors for a term of one year or until their respective successors are duly elected and qualifiedby the following vote:

Name	Votes For	Votes Against	Withheld	Broker Non-Votes
Hong Chun Yeung	13,429,137	136,945	12,208	0
Yilin Lu	13,435,716	130,529	12,045	0
Lijun Chen	13,428,581	137,930	11,780	0
Kah Loong Randy Yeo	13,435,820	130,490	11,980	0
Hon Kit Anthony Kwong	13,470,093	95,367	12,831	0

Proposal 5. The stockholders approved one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies if there were insufficient votes at the time of the Special Meeting to approve any of the foregoing proposals by the following vote:

For	Against	Abstain	Broker Non-Votes
13,457,859	108,165	12,831	0

Although Proposal 5 was approved, adjournment of the Special Meeting was not necessary because the stockholders approved Proposal 1.

No other items were presented for stockholder approval at the Special Meeting.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

2.1	Plan of Conversion of LQR House Inc., dated as of March 2, 2026

3.1	Delaware Certificate of Conversion of LQR House Inc. as filed with the Delaware Secretary of State on March 2, 2026.

3.2	Delaware Certificate of Incorporation of LQR House Inc. as filed with the Delaware Secretary of State on March 2, 2026.

3.3	Delaware Bylaws of LQR House dated as of March 2, 2026.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LQR HOUSE INC.

Dated: March 6, 2026	By:	/s/ Sean Dollinger
	Name:	Sean Dollinger
	Title:	Chief Executive Officer

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